UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Your Vote Counts! NUTANIX, INC. 2025 Annual Meeting Vote by December 11, 2025 11:59 PM ET NUTANIX, INC. 1740 TECHNOLOGY DRIVE SUITE 150 SAN JOSE, CA 95110 V80328-P38342 You invested in NUTANIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 12, 2025. Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 28, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 12, 2025 9:00 AM, PST Virtually at: www.virtualshareholdermeeting.com/NTNX2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of nine directors to hold office until the annual meeting of stockholders to take place after the end of the fiscal year ending July 31, 2026. Nominees: 1a. Eric K. Brandt For 1b. Craig Conway For 1c. Max de Groen For 1d. Virginia Gambale For 1e. Steven J. Gomo For 1f. Greg Lavender For 1g. Rajiv Ramaswami For 1h. Gayle Sheppard For 1i. Mark Templeton For 2. Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2026. For 3. Approval, on a non-binding advisory basis, of the compensation of our named executive officers. For 4. Approval of the amendment and restatement of our 2016 Equity Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V80329-P38342